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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

Lisa R. Lange
Madison Legal and Compliance Department
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Semi-annual Report
June 30, 2016

MADISON COVERED CALL & EQUITY STRATEGY FUND (MCN)

Active Equity Management combined with a Covered Call Option Strategy

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2016

Table of Contents

Review of Period	2

Portfolio of Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	10

Financial Highlights for a Share of Beneficial Interest Outstanding	11

Notes to Financial Statements	12

Other Information	18

Dividend Reinvestment Plan	18

1

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2016

Review of Period

What happened in the market during the first half of 2016?

After a rocky start to calendar year 2016, stocks quickly recouped lost ground and finished the six months ended June 30, 2016 with solid, if unspectacular, gains. The S&P 500® Index returned 3.84% over the last six months. Mid cap stocks, as measured by the Russell Mid Cap® Index, returned 5.50%, and small caps advanced 2.22% based on the Russell 2000® Index. Global equities, as measured by the MSCI EAFE Index, returned -4.42% as European economies continued to struggle with sub-par economic growth, a strong U.S. dollar, the need for stimulative monetary policies, and near the end of the quarter, an affirmative vote by the United Kingdom to leave the European Union. Bonds were the lead performer in U.S. capital markets, with the Barclays Aggregate Index returning 5.31% for the period, and the Barclays Intermediate Government/Credit Index returning 4.07%. Lower long-term interest rates allowed bonds to fare favorably as the U.S. Federal Reserve paused after its initial increase in the Federal Funds Rate pending further information on the health of the U.S. economy. A late quarter flight to quality after the “Brexit” vote left 10 year maturity U.S. Treasury yields within 10 basis points of the lows recorded during the financial crisis.

Growth in U.S. output continues to be sluggish, uneven and sub-par by historical standards, with first quarter 2016 real GDP growing 1.1% at an annualized rate. Inflation remains tame, helped overall by a significant pullback in energy prices during the period despite a recovery surge during the second quarter. Even without the volatile food and energy sectors included, inflation rates remain within a range that gives comfort, for now, to Fed policy makers. As a result, it seems unlikely that the Fed will raise rates in the near-term, preferring to continue its wait-and-see stance. One bright spot for the economy continues to be the labor market, with the unemployment rate continuing a gradual decline and labor costs beginning to show signs of advance. A higher rate of compensation growth would be a welcome development for U.S. workers, putting more discretionary income in their pockets and supporting a higher rate of consumption spending.

The wild card, as the year continues, will be developments on the political front, both globally and here at home in the U.S. Uncertainty surrounding the implications of the UK’s decision to withdraw from the EU continue to weigh on global markets, and political upheaval in the UK and tough rhetoric from Europe are contributing to heightened daily price volatility. As we head in earnest into election season here in the U.S., it’s difficult to predict how political projections will affect the markets. Fortunately, the direct impact on the types of companies in which we invest should be minor, as they continue to produce solid results in a slowly expanding domestic economy. We will be carefully monitoring the political backdrop around the world as the summer progresses for signs of impact on the markets and the companies we hold.

How did the Fund perform given the marketplace conditions during the first six months of 2016?

For the six months ending June 30, 2016, the Fund’s Net Asset Value (NAV) rose 3.34%, outperforming the CBOE S&P BuyWrite Index (BXM) return of 2.43%. The S&P 500 rose 3.84% during the period. The Fund’s market price rose 8.79% as the discount to NAV narrowed during the period from -13% to -8.8%. On an NAV basis, the Fund was consistently ahead of the BXM index for the full period. The Fund entered the year with a very conservative posture which led to positive relative results as the market corrected in January and early February.

SHARE PRICE AND NAV PERFORMANCE FOR MADISON COVERED CALL & EQUITY STRATEGY FUND

The Fund shifted to a somewhat more aggressive stance in February with less option coverage and benefitted as the market recouped all of its early year losses by the end of

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MCN | Madison Covered Call & Equity Strategy Fund | Review of Period (unaudited) - continued | June 30, 2016

the first quarter. The April/May period was one of market consolidation with the S&P 500 trading sideways in a very narrow range. During this period, the Fund was able to maintain and slightly increase its performance lead over the BXM index primarily by adding value as the market moved toward the lower end of the trading range. In early June, as the Brexit fears began to increase market volatility, despite being very well hedged, the Fund gave up some ground to the BXM as the index was extremely hedged going into the actual Brexit vote. As the market negatively reacted to the vote over the following 2 day period, the Fund again lost ground to the well hedged BXM but outperformed the overall market. The sharp market decline resulted in the BXM becoming almost completely unhedged over a very short period of 2 days and the subsequent bounce in the market resulted in the BXM capturing a good degree of the upside. The Fund did not exhibit such a large swing in its hedged levels and was a much steadier performer over the intensely volatile market reaction. The end result was that the Fund maintained its advantage over the BXM but gave up some ground as a direct result of the Brexit extreme volatility. Relative to the S&P 500, stock selection and sector allocation within the Fund were both positive contributors to performance. The largest positive influences from a sector perspective were the Fund’s allocation to gold, which surged in price, the Fund’s underweighting in the Financial sector, which was a poor relative performer, and the Fund’s higher exposure to Energy stocks, which rebounded nicely along with the price of crude oil. The single largest negative impact came from the Fund’s absence from the Utilities sector which was one of the top performing areas of the market given the declining trend of interest rates. Slowing revenue and earnings growth along with an economy that is struggling to gain momentum has resulted in increased concern and volatility as the market struggles to maintain its elevated levels.

Describe the Fund’s portfolio equity and option structure.

As of June 30, 2016, the Fund held 44 equity securities (including investment companies) and unexpired call options had been written against 81.1% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options. As of June 30, 76.3% of the Fund’s call options (61 of 80 different options) remained “out-of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). On average, the Fund’s call options were 2.6% out-of-the-money at period end and the average time to expiration of the options within the Fund was 45.5 days.

Which sectors are prevalent in the Fund?

From a sector perspective, MCN’s largest exposure as of June 30, 2016 was to the Information Technology sector which was slightly higher than that within the S&P 500, followed by the Health Care sector which was also higher than the S&P 500 weight. This was followed by a small underweighting in the Consumer Discretionary sector and an underweighting in the Financial sector. The Fund’s next largest sector exposure was a small overweight in the Energy sector followed by an underweight in the Industrial sector. The Fund had smaller exposure to the Consumer Staples and Telecom sectors while being absent the Materials and Utilities sectors.

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 6/30/16

Consumer Discretionary	11.6%
Consumer Staples	6.5%
Energy	8.6%
Financials	10.4%
Health Care	18.1%
Industrials	8.4%
Information Technology	19.9%
Telecommunication Services	3.2%
Exchange Traded Funds	4.2%
U.S. Government and Agency Obligations	6.0%
Short-Term Investments	3.1%

Discuss the Fund’s security and option selection process.

The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a

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MCN | Madison Covered Call & Equity Strategy Fund | Review of Period (unaudited) - continued | June 30, 2016

portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is the management’s outlook for the market and Fund for the remainder of 2016?

Markets hate uncertainty as was just recently illustrated by the extreme volatility that ensued from an unexpected Brexit result. Unfortunately, we remain awash in that commodity. Geo-political uncertainty has become the norm in recent years, but that doesn’t mean its impact has disappeared. Clearly, the world we live in has become more perilous, not less. Negative events overseas will elicit market reaction particularly if such events impact consumer and other economic behavior. Domestically, the political situation is anything but stable and there is the potential for a very divisive and unconventional run to our presidential election. Our domestic economy has shown some signs of improvement, but its stability is far from given. The markets will continue to be driven, in part, by each new tidbit of economic data as it’s released.

Volatility is likely to ebb and flow in the future rather than remain at historically low levels. It will be much more of a recurring staple of our investment lives going forward than it has been over the past 7 year bull market. The strategy of covered call writing on top of a high quality equity portfolio can help buffer the volatility while still participating in the long term benefits of equity investing. We are always looking for a margin of safety in our lives while living life to its fullest. Our strategy takes care of this from an investing perspective.

TOP TEN EQUITY HOLDINGS AS OF 6/30/16

% of Total Investments
Apple Inc.	3.5%
T-Mobile U.S. Inc.	3.2%
Alphabet Inc., Class C	3.2%
Microsoft Corp.	3.0%
CBS Corp., Class B	2.8%
Jacobs Engineering Group Inc.	2.7%
Cerner Corp.	2.7%
Visa Inc., Class A	2.6%
Costco Wholesale Corp.	2.5%
T. Rowe Price Group Inc.	2.5%

INDEX DEFINITIONS

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The Barclays U.S. Intermediate Government Credit Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with maturities between one and 10 years.

The MSCI EAFE (Europe, Australasia & Far East) Index (net) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI

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MCN | Madison Covered Call & Equity Strategy Fund | Review of Period (unaudited) - concluded | June 30, 2016

EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500® Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500® Index over the next 30-day period, which is then annualized.

The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500® Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.

© Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Past performance is no guarantee of future results.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2016

Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 88.5%

Consumer Discretionary - 11.9%
CarMax Inc.* (A)	64,200	$3,147,726
CBS Corp., Class B (A)	84,200	4,583,848
Discovery Communications Inc., Class C* (A)	120,300	2,869,155
Johnson Controls Inc. (A)	63,700	2,819,362
Nordstrom Inc. (A)	63,500	2,416,175
Starbucks Corp. (A)	59,200	3,381,504

		19,217,770
Consumer Staples - 6.6%
Costco Wholesale Corp. (A)	26,800	4,208,672
Diageo PLC, ADR (A)	30,300	3,420,264
Hershey Co./The (A)	27,200	3,086,928

		10,715,864
Energy - 8.7%
Apache Corp. (A)	62,900	3,501,643
Baker Hughes Inc. (A)	71,400	3,222,282
EOG Resources Inc. (A)	16,000	1,334,720
Occidental Petroleum Corp. (A)	48,300	3,649,548
Schlumberger Ltd. (A)	30,000	2,372,400

		14,080,593
Financials - 10.6%
American Tower Corp. (A)	15,300	1,738,233
Berkshire Hathaway Inc., Class B* (A)	17,400	2,519,346
PNC Financial Services Group Inc./The (A)	40,600	3,304,434
Progressive Corp./The (A)	60,500	2,026,750
State Street Corp. (A)	61,900	3,337,648
T. Rowe Price Group Inc. (A)	57,060	4,163,668

		17,090,079
Health Care - 18.5%
Agilent Technologies Inc. (A)	54,400	2,413,184
Allergan PLC* (A)	16,000	3,697,440
Biogen Inc.* (A)	13,800	3,337,116
Celgene Corp.* (A)	16,500	1,627,395
Cerner Corp.* (A)	75,100	4,400,860
Express Scripts Holding Co.* (A)	50,300	3,812,740
Gilead Sciences Inc. (A)	42,700	3,562,034
McKesson Corp. (A)	19,700	3,677,005
Varian Medical Systems Inc.* (A)	41,500	3,412,545

		29,940,319
Industrials - 8.6%
Jacobs Engineering Group Inc.* (A)	89,600	4,462,976
PACCAR Inc. (A)	61,500	3,190,005
United Technologies Corp. (A)	27,500	2,820,125
W.W. Grainger Inc. (A)	14,900	3,386,025

		13,859,131
Information Technology - 20.3%
Alphabet Inc., Class C* (A)	7,700	5,329,170
Apple Inc. (A)	61,200	5,850,720
Linear Technology Corp. (A)	70,100	3,261,753
Microsoft Corp. (A)	95,400	4,881,618
Nuance Communications Inc.*	147,400	2,303,862
Oracle Corp. (A)	95,500	3,908,815
QUALCOMM Inc. (A)	56,500	3,026,705
Visa Inc., Class A (A)	58,300	4,324,111

		32,886,754
Telecommunication Service - 3.3%
T-Mobile U.S. Inc.* (A)	123,700	5,352,499

Total Common Stocks
(Cost $157,775,809)		143,143,009

INVESTMENT COMPANIES - 4.4%
SPDR S&P 500 ETF Trust (A)	18,200	3,813,446
Vanguard Total Stock Market ETF (A)	30,900	3,311,244

Total Investment Companies
(Cost $7,031,149)		7,124,690

SHORT-TERM INVESTMENTS - 3.3%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	5,330,058	5,330,058

Total Short-Term Investments
(Cost $5,330,058)		5,330,058
	Par Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.2%
U.S. Treasury Bill (B) (C), 0.416%, 10/27/16	$10,000,000	9,992,780

Total U.S. Government and Agency Obligations (Cost $9,986,578)		9,992,780

TOTAL INVESTMENTS - 102.4% (Cost $180,123,594**)		165,590,537
NET OTHER ASSETS AND LIABILITIES - 0.1%		230,388
TOTAL CALL & PUT OPTIONS WRITTEN - (2.5%)		(4,065,324)

TOTAL NET ASSETS - 100.0%		$161,755,601

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $181,013,021.

(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	Rate noted represents annualized yield at time of purchase.
(C)	All or a portion of these securities are segregated as collateral for put options written. As of June 30, 2016, the total amount segregated was $9,992,780.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments (unaudited) - continued | June 30, 2016

	Contracts
	(100 Shares
Call Options Written	Per Contract)	Expiration Date	Strike Price	Value (Note 2)
Agilent Technologies Inc.	196	August 2016	$45.00	$24,108
Agilent Technologies Inc.	150	August 2016	47.50	5,850
Allergan PLC	90	August 2016	250.00	32,850
Allergan PLC	70	September 2016	250.00	40,250
Alphabet Inc., Class C	35	August 2016	715.00	52,850
Alphabet Inc., Class C	42	September 2016	715.00	81,900
American Tower Corp.	153	July 2016	100.00	198,135
Apache Corp.	121	July 2016	60.00	3,146
Apache Corp.	310	August 2016	57.50	65,100
Apache Corp.	198	August 2016	60.00	24,255
Apple Inc.	306	August 2016	100.00	37,791
Apple Inc.	306	August 2016	105.00	11,322
Baker Hughes Inc.	360	October 2016	50.00	59,760
Berkshire Hathaway Inc., Class B	174	August 2016	140.00	110,055
Biogen Inc.	105	July 2016	250.00	31,500
Biogen Inc.	33	August 2016	270.00	13,035
CarMax Inc.	80	July 2016	52.50	1,200
CarMax Inc.	337	August 2016	50.00	53,078
CBS Corp., Class B	286	July 2016	55.00	19,734
CBS Corp., Class B	421	August 2016	55.00	79,569
CBS Corp., Class B	135	September 2016	55.00	30,510
Celgene Corp.	165	August 2016	100.00	58,988
Cerner Corp.	249	July 2016	55.00	93,375
Cerner Corp.	333	August 2016	55.00	158,175
Cerner Corp.	169	September 2016	60.00	38,025
Costco Wholesale Corp.	108	July 2016	150.00	82,350
Costco Wholesale Corp.	160	July 2016	160.00	14,160
Diageo PLC	155	July 2016	110.00	54,250
Diageo PLC	148	October 2016	110.00	87,320
Discovery Communications Inc., Class C	603	September 2016	30.00	31,657
EOG Resources Inc.	160	July 2016	85.00	15,920
Express Scripts Holding Co.	69	August 2016	75.00	19,872
Express Scripts Holding Co.	434	August 2016	77.50	68,138
Hershey Co./The	272	August 2016	95.00	520,880
Jacobs Engineering Group Inc.	446	July 2016	42.50	307,740
Jacobs Engineering Group Inc.	450	July 2016	50.00	32,625
Johnson Controls Inc.	416	September 2016	45.00	54,080
Linear Technology Corp.	280	July 2016	47.00	14,000
Linear Technology Corp.	210	July 2016	48.00	4,200
Linear Technology Corp.	211	August 2016	48.00	19,517
McKesson Corp.	116	August 2016	185.00	84,100
Microsoft Corp.	308	August 2016	52.50	36,036
Microsoft Corp.	310	August 2016	55.00	12,865
Microsoft Corp.	336	September 2016	55.00	19,656
Nordstrom Inc.	320	July 2016	40.00	9,920
Nordstrom Inc.	74	August 2016	40.00	9,916

See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments (unaudited) - concluded | June 30, 2016

	Contracts
	(100 Shares
Call Options Written	Per Contract)	Expiration Date	Strike Price	Value (Note 2)
Occidental Petroleum Corp.	200	July 2016	$77.50	$9,400
Occidental Petroleum Corp.	193	August 2016	77.50	30,494
Occidental Petroleum Corp.	90	August 2016	80.00	6,390
Oracle Corp.	207	July 2016	41.00	9,211
Oracle Corp.	475	August 2016	40.00	74,575
Oracle Corp.	273	September 2016	41.00	37,265
PACCAR Inc.	205	August 2016	52.50	37,925
PACCAR Inc.	249	August 2016	57.50	8,715
PNC Financial Services Group Inc./The	233	August 2016	92.50	2,097
Progressive Corp./The	575	August 2016	33.00	67,563
QUALCOMM Inc.	287	July 2016	52.50	44,772
QUALCOMM Inc.	158	August 2016	55.00	21,172
QUALCOMM Inc.	120	August 2016	57.50	6,180
Schlumberger Ltd.	300	August 2016	80.00	71,850
SPDR S&P 500 ETF Trust	182	August 2016	211.00	57,148
Starbucks Corp.	296	August 2016	57.50	46,916
State Street Corp.	128	August 2016	62.50	1,856
T-Mobile U.S. Inc.	424	August 2016	41.00	140,980
T-Mobile U.S. Inc.	282	August 2016	43.00	57,105
T-Mobile U.S. Inc.	107	August 2016	44.00	16,264
T. Rowe Price Group Inc.	290	July 2016	75.00	8,700
United Technologies Corp.	40	August 2016	100.00	16,100
United Technologies Corp.	99	August 2016	105.00	12,474
Vanguard Total Stock Market ETF	61	July 2016	108.00	2,745
Vanguard Total Stock Market ETF	248	August 2016	108.00	39,680
Varian Medical Systems Inc.	415	August 2016	85.00	51,875
Visa Inc., Class A	80	August 2016	77.50	10,320
Visa Inc., Class A	210	September 2016	80.00	20,790
W.W. Grainger Inc.	149	August 2016	220.00	166,880

Total Call Options Written ( Premiums received $3,503,963 )				3,901,205

Put Options Written
Biogen Inc.	72	August 2016	225.00	48,240
Diageo PLC	96	July 2016	100.00	960
Gilead Sciences Inc.	140	July 2016	85.00	33,110
Nordstrom Inc.	404	October 2016	35.00	76,154
Starbucks Corp.	290	July 2016	55.00	5,655

Total Put Options Written ( Premiums received $303,666 )				164,119

Total Options Written, at Value ( Premiums received $3,807,629 )				$4,065,324

See accompanying Notes to Financial Statements.

8

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2016

Statement of Assets and Liabilities as of June 30, 2016 (unaudited)

Assets:
Investments in securities, at cost
Unaffiliated issuers	$180,123,594
Net unrealized depreciation
Unaffiliated issuers	(14,533,057)

Total investments, at value	165,590,537
Receivables:
Investments sold	247,239
Dividends	124,958

Total assets	165,962,734

Liabilities:
Payables:
Advisory agreement fees	107,026
Service agreement fees	34,783
Options written, at value (premiums received $3,807,630) (Note 6)	4,065,324

Total liabilities	4,207,133

Net assets	$161,755,601

Net assets consist of:
Common Stock/Shares:
Par value ($0.01 par value per share; unlimited number of shares authorized, 19,268,423 shares issued and outstanding)	$19,268
Paid-in capital	190,110,840
Accumulated undistributed net investment loss	(6,757,066)
Accumulated net realized loss on investments sold, options and foreign currency related transactions	(6,826,690)
Net unrealized depreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions)	(14,790,751)

Net Assets	$161,755,601

Capital Shares Issued and Outstanding (Note 7)	19,268,423
Net Asset Value per share	$8.39

See accompanying Notes to Financial Statements.

9

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2016

Statement of Operations For the Period Ended June 30, 2016 (unaudited)

Investment Income:
Interest	$31,077
Dividends
Unaffiliated issuers	999,640

Total investment income	1,030,717

Expenses (Note 3):
Advisory agreement fees	642,390
Service agreement fees	208,761

Total expenses	851,151

Net Investment Income	179,566

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options	6,779,565
Unaffiliated issuers	(2,316,238)
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	(2,318,338)
Unaffiliated issuers	3,001,358

Net Realized and Unrealized Gain on Investments and Option Transactions	5,146,347

Net Increase in Net Assets from Operations	$5,325,913

Statements of Changes in Net Assets

	(unaudited)
	Six-Months	Year
	Ended	Ended
	6/30/16	12/31/15
Net Assets at beginning of period	$163,366,320	$178,779,767

Increase (decrease) in net assets from operations:
Net investment income	179,566	715,777
Net realized gain	4,463,327	13,785,803
Net change in unrealized appreciation (depreciation)	683,020	(16,041,762)

Net increase (decrease) in net assets from operations	5,325,913	(1,540,182)

Distributions to shareholders from:
Net investment income and capital gains	(6,936,632)	(13,578,893)
Return of capital	–	(294,372)

Total distributions	(6,936,632)	(13,873,265)

Total decrease in net assets	(1,610,719)	(15,413,447)

Net Assets at end of period	$161,755,601	$163,366,320

Undistributed net investment loss included in net assets	$(6,757,066)	$–

See accompanying Notes to Financial Statements.

10

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	(unaudited)
	Six-Months
	Ended		Year Ended December 31,

	6/30/16		2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$8.48		$9.28	$9.41	$8.63	$8.65	$9.78

Income from Investment Operations:
Net investment income (loss)[1]	0.01		0.04	(0.02)	(0.00)[2]	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	0.26		(0.12)	0.61	1.50	0.71	(0.38)

Total from investment operations	0.27		(0.08)	0.59	1.50	0.70	(0.41)
Less Distributions From:
Net investment income and capital gains	(0.36)		(0.70)	(0.72)	(0.56)	(0.01)	(0.70)
Return of capital	–		(0.02)	–	(0.16)	(0.71)	(0.02)

Total distributions	(0.36)		(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Net increase (decrease) in net asset value	(0.09)		(0.80)	(0.13)	0.78	(0.02)	(1.13)
Net Asset Value at end of period	$8.39		$8.48	$9.28	$9.41	$8.63	$8.65
Market Value at end of period	$7.66		$7.38	$8.14	$8.17	$7.62	$7.47
Total Return
Net asset value (%)	3.34	[3]	(0.91)	6.41	17.93	8.31	(4.37)
Market value (%)[4]	8.79	[3]	(0.48)	8.50	17.05	11.80	(9.99)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$161,756		$163,366	$178,780	$181,335	$166,305	$166,764
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	1.06	[5]	1.06	1.06	1.06	1.45	1.36
After reimbursement of expenses by adviser (%)	1.06	[5]	1.06	1.06	1.06	1.39	1.36
Ratio of net investment income to average net assets (%)	0.22	[5]	0.41	(0.17)	(0.01)	(0.15)	(0.33)
Portfolio turnover (%)	59	[3]	125	131	151	61	68

1Based on average shares outstanding during the year.
2Amounts represent less than $0.005 per share.
3Not annualized.
4Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
5Annualized.

See accompanying Notes to Financial Statements.

11

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2016

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1933, as amended.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”), and options, which are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their Net Asset Value (“NAV”). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

The Fund has adopted Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2016

would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2016, maximized the use of observable inputs and minimized the use of unobservable inputs.

There were no transfers between classification levels during the period ended June 30, 2016. As of and during the period ended June 30, 2016, the Fund did not hold securities deemed as a Level 3.

The following is a summary of the inputs used as of June 30, 2016, in valuing the Fund’s investments carried at fair value:

	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Investments	Inputs	Inputs	Value at
Description	(Level 1)	(Level 2)	(Level 3)	6/30/16

Assets:[1]
Common Stocks	$143,143,009	$–	$–	$143,143,009
Investment Companies	7,124,690	–	–	7,124,690
Short-Term Investments	5,330,058			5,330,058
U.S. Government and Agency Obligations	–	9,992,780	–	9,992,780

	$155,597,757	$9,992,780	$–	$165,590,537
Liabilities:
Written options	$4,065,324	$–	$–	$4,065,324

[1]Please see the Portfolio of Investments for a listing of all securities within each category.

Derivatives. The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2016.

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments

	Liability Derivatives

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Options written	$4,065,324

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2016

The following table presents the effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

		Change in Unrealized
Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives:	Depreciation on Derivatives
Equity contracts	$6,779,565	$(2,318,338)

Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Distributions to Shareholders. The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles (GAAP). These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders.

3. INVESTMENT ADVISORY AND SERVICES AGREEMENTS

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund and its affiliates. For these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily net assets.

Under a separate Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: compliance services, custodial services, fund administration services, fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s average daily net assets. Not included in this fee and, therefore, the responsibility of the Fund are “excluded expenses” and “transitional expenses.” Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs or taxes the Fund may owe, etc.); and (iii) the costs associated with investment by the Trust in other investment companies (i.e., acquired fund fees and expenses).

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the Adviser or its affiliates. The fees for the independent trustees are paid out of the Services Agreement fee and totaled $18,000 for the period ended June 30, 2016.

4. FEDERAL INCOME TAX INFORMATION

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 available to investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2016

As of December 31, 2015, for federal income tax purposes, the Fund utilized $12,863,116 of capital loss carryforwards (“CLCF”) during 2015. The Fund has a remaining CLCF of $11,860,877, which can be used to offset future capital gains. These CLCFs will expire on December 31, 2018. Per the RIC Modernization Act, CLCFs generated in taxable years beginning after December 22, 2010 must be fully used before CLCFs generated in taxable years beginning prior to December 22, 2010; therefore, CLCFs available as of the report date may expire unused.

Information on the tax components of investments, excluding option contracts, as of June 30, 2016, is as follows:

Cost	$181,013,021

Gross appreciation	1,931,029
Gross depreciation	(17,353,513)

Net depreciation	$(15,422,484)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.

For the years ended December 31, 2015 and 2014, the tax character of distributions paid to shareholders was $13,578,893 ordinary income and $294,372 return of capital for 2015 and $13,873,265 ordinary income for 2014.

5. INVESTMENT TRANSACTIONS

During the period ended June 30, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $93,634,400 and $ 80,948,257, respectively. No long-term U.S. Government securities were purchased or sold during the period.

6. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in written option contracts during the period ended June 30, 2016 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	20,830	$4,550,948
Options written during the period	53,457	11,458,507
Options closed during the period	(20,784)	(4,717,472)
Options exercised during the period	(11,978)	(2,280,750)
Options expired during the period	(23,537)	(5,203,604)

Options outstanding, end of period	17,988	$3,807,629

Purchased option activity was not significant for the period ended June 30, 2016. As of June 30, 2016, there are no option contracts purchased and held.

7. CAPITAL

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,268,423 shares issued and outstanding as of June 30, 2016. Additionally, no

15

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2016

capital stock activity occurred for the period ended June 30, 2016 and for the years ended December 31, 2015 and 2014, respectively.

In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the period ended June 30, 2016, and the period ended June 30, 2016 and for the years ended December 31, 2015 and 2014, respectively.

8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.

9. DISCUSSION OF RISKS

Equity Risk. The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Option Risk. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Mid-Cap Company Risk. Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Industry Concentration Risk. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk. In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange

16

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2016

Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/ or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.

Recent Market Developments Risk. Global and domestic financial markets have periodically experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Fund’s Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.

Cybersecurity Risk. The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund. The Fund does monitor this risk closely.

Additional Risks. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain

17

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - concluded | June 30, 2016

circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

10. SUBSEQUENT EVENTS

Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

Other Information (unaudited)

Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Management’s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-1520. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Dividend Reinvestment Plan (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

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MCN | Madison Covered Call & Equity Strategy Fund | Dividend Reinvestment Plan - concluded | June 30, 2016

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-781-575-4523.

19

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2016

Board of Trustees	Officers	Investment Adviser and Administrator
Philip E. Blake	Katherine L. Frank	Madison Asset Management, LLC
	President	550 Science Drive
James Imhoff, Jr.		Madison, WI 53711

Steven P. Riege	Jay R. Sekelsky
	Vice President	Custodian
State Street Bank
	Paul Lefurgey	Kansas City, Missouri
Vice President
Transfer Agent
	Greg D. Hoppe	Computershare Investor Services, LLC
	Treasurer	Canton, Massachusetts

	Holly S. Baggot	Independent Registered
	Secretary & Assistant Treasurer	Public Accounting Firm
Deloitte & Touche LLP
	Lisa R. Lange	Milwaukee, Wisconsin
CCO, Chief Legal Officer &
Assistant Secretary

Question concerning your shares of Madison Covered Call & Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., 250 Royall Street, Mail Stop 1A, Canton, MA 02021

This report is sent to shareholders of Madison Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

In August 2016, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

20

madisonfunds.com

550 Science Drive
Madison, WI 53711
800.767.0300

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a) None*

(b) None*

*Note to Item 9: As announced and disclosed in the registrant’s prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan’s dividend reinvestment requirements.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable in semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Covered Call & Equity Strategy Fund

/s/ Lisa R. Lange

Lisa R. Lange, Chief Legal Officer

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank

Katherine L. Frank, Principal Executive Officer

Date: September 7, 2016

/s/ Greg Hoppe

Greg Hoppe, Principal Financial Officer

Date: September 7, 2016